UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
May 26, 2021
(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2795 East Cottonwood Parkway, Suite 300
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)
(801) 365-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders
The 2021 annual meeting of stockholders of Extra Space Storage Inc. (the "Company") was held on May 26, 2021. Set forth below is a brief description of each matter voted on at the meeting and the final voting results.

Proposal 1. The election of nine members of the Company’s board of directors for terms expiring at the 2022 annual meeting of stockholders and until their successors are duly elected and qualify.

Director	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
1. Kenneth M. Woolley	110,303,445	3,660,680	22,048	6,546,963
2. Joseph D. Margolis	113,113,258	849,796	23,119	6,546,963
3. Roger B. Porter	105,441,302	8,522,697	22,174	6,546,963
4. Joseph J. Bonner	111,608,296	2,354,732	23,145	6,546,963
5. Gary L. Crittenden	100,274,994	13,631,750	79,429	6,546,963
6. Spencer F. Kirk	111,959,894	2,003,328	22,951	6,546,963
7. Dennis J. Letham	112,736,750	1,226,161	23,262	6,546,963
8. Diane Olmstead	112,861,763	809,242	315,168	6,546,963
9. Julia Vander Ploeg	113,304,266	658,824	23,083	6,546,963

Proposal 2. The ratification of the Audit Committee's selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
116,035,202	4,473,720	24,214	—

Proposal 3. The approval, on an advisory basis, of the compensation paid to the Company's named executive officers, as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
109,701,881	4,231,836	52,456	6,546,963

Proposal 4. The approval, on an advisory basis, of the frequency of stockholder vote on the compensation paid to the Company's executive officers. Based on the results below, the Company has determined that it will hold a stockholder advisory vote on the compensation of the Company's named executive officers every year.

Votes For Every Year	Votes For Every 2 Years	Votes For Every 3 Years	Votes Abstain	Broker Non-Vote
111,469,586	33,233	2,447,194	36,160	6,546,963

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date:	June 1, 2021	By	/s/ Gwyn McNeal
			Name:	Gwyn McNeal
			Title:	Executive Vice President and Chief Legal Officer